UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  June 22, 2012

(Date of earliest event reported: June 21, 2012)

CELLCEUTIX CORPORATION

Nevada	30-0565645

(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification Number)

100 Cumming Center, Suite 151-B

Beverly, MA  01915

 (Address of principal executive offices and zip code)

(978)-633-3623

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01:  Other Events

On June 22, 2012 the company announced that on June 21, 2012 the company was informed by the U.S. Food and Drug Administration (“FDA”)  that they have completed their review of the Company’s Investigational New Drug (IND) application for Kevetrin™, Cellceutix’s novel anti-cancer compound and advised Cellceutix that  “we have completed the review of your submission, and have concluded that you may proceed with the proposed study.”

As previously disclosed, the Phase 1 clinical trials are slated to be conducted at Harvard Cancer Centers’ Dana-Farber Cancer Institute and partner Beth Israel Deaconess Medical Center.

Additionally, the Company has received notification yesterday from both the Institutional Review Board and the Scientific Review Committee at the hospital that the protocol for the clinical trial has been approved.

A copy of the press release is attached to this report as Exhibit 99-1.

Item 9.01:  Financial Statements and Exhibits.

Exhibits

99.1       Press Release

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned hereunto duly authorized.

Date:  June 22,  2012

CELLCEUTIX CORPORATION

By:	/s/ Leo Ehrlich
Chief Executive Officer